Exhibit A

                             JOINT FILING AGREEMENT

      The undersigned hereby agree jointly to prepare and file with regulatory authorities a Statement on Schedule 13D/A reporting each of the undersigned's ownership of shares of Magna Entertainment Corp.'s Class A Subordinate Voting Stock and hereby affirm that such Statement on Schedule 13D/A is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: March 7, 2005

                                 /s/ Frank Stronach
                                 -----------------------------------------------
                                 Frank Stronach


                                 STRONACH TRUST


                                 By: /s/ Frank Stronach
                                    --------------------------------------------
                                     Name:  Frank Stronach
                                     Title:   Trustee


                                 445327 ONTARIO LIMITED


                                 By: /s/ Belinda Stronach
                                     -------------------------------------------
                                     Name:    Belinda Stronach
                                     Title:   President


                                 BERGENIE ANSTALT

                                 By: Prasidial Management Anstalt
                                     Director of Bergenie Anstalt


                                 By:/s/ Johannes Dur
                                    --------------------------------------------
                                    Name:  Johannes Dur
                                    Title: Deputy Director


                                 By:/s/ Sascha Valenta
                                    --------------------------------------------
                                    Name:  Sascha Valenta
                                    Title: Deputy Director

                                 FAIR ENTERPRISE LIMITED


                                 By: /s/ Jennifer Le Chevalier PW
                                    --------------------------------------------
                                    Name:  Jennifer Le Chevalier
                                    Title: Director
                                    Name:  Paul Wier
                                    Title: Director


                                 MI DEVELOPMENTS INC.


                                 By: /s/ Richard Crofts
                                    --------------------------------------------
                                    Name:  Richard Crofts
                                    Title: Executive Vice President, Corporate
                                           Development, General Counsel and
                                           Secretary